Leases-Lessee	12 Months Ended
Mar. 31, 2012
Leases-Lessee

(12) Leases—Lessee

Advantest has several noncancelable operating leases, primarily for office space and office equipment. Rent expense, including rental payments for cancelable leases, for the years ended March 31, 2010, 2011 and 2012 was ¥1,227 million, ¥1,122 million and ¥1,565 million, respectively.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of March 31, 2012 are as follows:

Year ending March 31	Yen (Millions)
2013	¥775
2014	550
2015	460
2016	430
2017	88
Thereafter	19

2,322
Less sublease income to be received in the future under noncancelable subleases	749

Net minimum lease payments	¥1,573